ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

between

GS MORTGAGE SECURITIES CORP.,
as Assignor

and

DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE,
as Assignee

and as acknowledged by

WELLS FARGO BANK, N.A.,
as Master Servicer

Dated as of
April 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made as of this 1st day of April 2007 (this “Assignment Agreement”), is between Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee on behalf of GSR Mortgage Loan Trust 2007-OA1 (the “Assignee” or the “Trustee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or the “Depositor”), and is acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) acquired certain mortgage loans identified on Schedule I hereto (the “Mortgage Loans”) from various originators on a servicing released basis through its residential mortgage loan conduit program pursuant to (i) the Sellers Guide dated August 30, 2004 (the “Sellers Guide”), (ii) various Master Loan Purchase Agreements, Purchase Price and Terms Letters or Trade Confirmations (each, a “PPTL”) and various Master Loan Purchase Agreements (each, a “MLPA,” and collectively, together with the Sellers Guide and the PPTLs, the “Conduit Agreements”), each between GSMC and the related seller;

WHEREAS, the Mortgage Loans are currently being subserviced by Avelo Mortgage, L.L.C. (the “Subservicer”) pursuant to a Flow Servicing Agreement dated as of January 1, 2006 (the “Servicing Agreement,” and together with the Conduit Agreements, the “Agreements”), between GSMC and the Subservicer;

WHEREAS, GSMC, the Assignor and the Subservicer have entered into the Assignment, Assumption and Recognition Agreement dated as of April 1, 2007 (the “AAR”), and GSMC and the Assignor have entered into a Representations and Warranties Agreement dated as of May 8, 2007 (together with the AAR, the “GSMC Assignment Agreement”), pursuant to which GSMC has sold to the Assignor the Mortgage Loans, assigned its rights (absent the servicing rights related thereto) under the Mortgage Loans and the Agreements to the Assignor and made certain representations and warranties to the Assignor; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of April 1, 2007 (the “Trust Agreement”), among the Assignor, as depositor, the Assignee, as trustee, Wells Fargo Bank, N.A., as securities administrator and master servicer (in its master servicing capacity, the “Master Servicer”), and Deutsche Bank National Trust Company and U.S. Bank National Association, as custodians (each, a “Custodian” and together, the “Custodians”), the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor’s rights under the Conduit Agreements, to the extent relating to the Mortgage Loans (other than the servicing rights and the rights of the Assignor to indemnification thereunder);

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the GSMC Assignment Agreement and the Agreements, to the extent relating to the Mortgage Loans (other than the servicing rights and the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s rights and obligations under the Agreements, to the extent relating to the Mortgage Loans that arise only on and after the date hereof; provided, however, it is understood and agreed upon by the parties hereto, that the Assignee shall not be liable for (i) any breach of any obligation or representation of the Assignor pursuant to the GSMC Assignment Agreement or (ii) any breach of any obligation, covenant, representation or warranty of the Assignor, or be responsible for any indemnification amounts owed by the Assignor, pursuant to the Servicing Agreement arising prior to the date hereof. The Assignor shall remain liable for all such liability arising prior to the date hereof and for its own actions and omissions apart from those assumed by the Assignee.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the related MLPA.

(c) The Assignor shall have the right to amend, modify or terminate the Agreements without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

Notwithstanding anything to the contrary in the Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

2. Accuracy of Agreements. The Assignor represents and warrants to the Assignee that (i) attached hereto as Exhibit 1 are true, accurate and complete copies of the Agreements, (ii) the Agreements are in full force and effect as of the date hereof, (iii) other than as provided herein, the Agreements have not been amended or modified in any respect and (iv) no notice of termination has been given to the Subservicer under the Servicing Agreement.

3. [Reserved]

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Agreements.

(b) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as of the date hereof, unless otherwise stated below, as follows:

(a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Agreements and this Assignment Agreement.

(b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Prior Assignments; Pledges. As of May 8, 2007, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) Releases. As of May 8, 2007, the Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h) Compliance with Applicable Laws. As of May 8, 2007, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i) HOEPA. As of May 8, 2007, no Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local laws.

No High Cost or Covered Loans. No Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary. In addition, no Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(j) Bring Down. With respect to the Sellers Guide, nothing has occurred or failed to occur from and after the closing date set forth in the related MLPA to May 8, 2007, that would cause any of the representations and warranties relating to the Mortgage Loans set forth in Section II.B.2. of the Sellers Guide, as such may be amended by the related MLPA, to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Loan Documents to the applicable Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 hereof to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement). Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within seventy-five (75) days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Agreements, but only insofar as the Agreements relate to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Continuing Effect. Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with their terms.

8. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Notices. Any notices or other communications permitted or required hereunder or under the Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)	in the case of the Subservicer,

Avelo Mortgage, L.L.C.
600 E. Las Colinas Blvd., Ste. 620
Irving, Texas 75039

or such address as may hereafter be furnished by the Subservicer;

(b)	in the case of the Assignee,

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: GSR 2007-OA1
Phone: (714) 247-6000
Fax: (714) 247-6035

or such other address as may hereafter be furnished by the Assignee; and

(c)	in the case of the Assignor,

GS Mortgage Securities Corp.,
85 Broad Street
New York, New York 10004
Attention: Christina House

or such other address as may hereafter be furnished by the Assignor.

(d)	in the case of the Master Servicer,

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Client Manager
Facsimile: (410) 715-2380
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager (GSR 2007-OA1))

or such other address as may hereafter be furnished by the Master Servicer;

10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Agreements or the Trust Agreement, as applicable.

12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee: (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as Assignee on behalf of the GSR Mortgage Loan Trust 2007-OA1 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company, is made and intended for the purpose of binding only the GSR Mortgage Loan Trust 2007-OA1, (iii) nothing herein shall be construed as creating any liability on the part of Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses (including but not limited to any amounts to be paid under the Purchase and Servicing Agreements) of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment Agreement, the GSMC Assignment Agreement, the Agreements, the Trust Agreement or any related document.

13. Third Party Beneficiary. The Master Servicer shall be considered a Third-Party Beneficiary to this Assignment entitled to all rights and benefits hereof as if it were a direct party to this Assignment.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

GS MORTGAGE SECURITIES CORP.

By:  /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

ASSIGNEE:

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee

By:  /s/ Mel Nghia
Name: Mel Nghia
Title: Authorized Signer

Acknowledged by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By:  /s/ Sandra Whalen
Name: Sandra Whalen
Title: Vice President

SCHEDULE 1

Mortgage Loan Schedule

I-1

EXHIBIT 1

Servicing Agreement, Sellers Guide and applicable MLPAs